Income taxes (Tables)	12 Months Ended
Dec. 31, 2021
Schedule of reconciliation of income tax expense

The following is a reconciliation of income tax expense to profit (loss) for the year, calculated by applying the combined Brazilian statutory rates at 34% for the years ended December 31, 2021, 2020 and 2019:

	2021	2020	2019
Income before income taxes	273,462	335,054	186,937
Combined statutory income taxes rate - %	34%	34%	34%
Income taxes at statutory rates	(92,977)	(113,918)	(63,559)
Reconciliation adjustments:
Tax effect on loss from entities not subject to taxation	(37,794)	(8,474)	(1,265)
PROUNI - Fiscal Incentive (a)	194,830	120,851	73,397
Unrecognized deferred tax assets	(86,233)	(41,319)	(19,342)
Presumed profit income tax regime effect (b)	(7,066)	(2,640)	351
Permanent adjustments	(6,232)	2,567	-
Other	4,293	15,866	(3,757)
Income taxes expense – current	(31,179)	(27,067)	(14,175)
Effective rate	11.40%	8.08%	7.58%

(a)	The Company adhered to PROUNI, established by Law 11,096 / 2005, which is a federal program that exempt companies of paying income taxes and social contribution.
(b)	Brazilian tax law establishes that companies that generate gross revenues of up to R$ 78,000 in the prior fiscal year may calculate income taxes as a percentage of gross revenue, using the presumed profit income tax regime. The effect of the presumed profit of certain subsidiaries represents the difference between the taxation based on this method and the amount that would be due based on the statutory rate applied to the taxable profit of the subsidiaries.